MARK A SULLIVAN
LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Jennifer C. Deitchman and Suzanne D. DeMars, each acting individually, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

(1)	prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5
(including any amendments thereto) with respect to the securities of P. H. Glatfelter Company, a Pennsylvania corporation (the "Company"), with the United States Securities and Exchange
Commission, any national securities exchanges and the Company, as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the
"Exchange Act");

(2)	seek or obtain, as the undersigned's representative and on the undersigned's behalf,
information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

(3)	perform any and all other acts which in the discretion of such attorney-
in-fact are
necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned acknowledges that:

(1)	this Power of Attorney authorizes, but does not require, each such attorney
-in-fact to
act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)	any documents prepared and/or executed by either such attorney-in-fact on
 behalf of
the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her
discretion, deems necessary
or desirable;

(3)	neither the Company nor either of such attorneys-in-fact assumes (i)
 any
liability for
the undersigned's responsibility to comply with the requirement of the Exchange Act,
(ii) any
liability of the undersigned for any failure to comply with such requirements,
 or
(iii) any
obligation or liability of the undersigned for profit disgorgement under
 Section
16(b) of the
Exchange Act; and

(4)	this Power of Attorney does not relieve the undersigned from responsibility
for
compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange
 Act.

The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or a ppropriate to be done in and about the foregoing matters as fully to all intents
and purposes as
the undersigned might or could do if present, hereby ratifying all that each such attorney-in-
fact of, for and on behalf of the undersigned, shall lawfully do or cause to be
done by virtue
of this Limited Power of Attorney.

This Power of Attorney shall remain in full force and effect until revoked by the undersigned
in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this __________ day of __________________, 2005.



						________________________
						 Signature

						Mark A. Sullivan
						________________________
	Print


STATE OF  ________________		)
COUNTY OF ______________		)

On this ________ day of  ___________________, __________, __________________
_________________________ personally appeared before me, and acknowledged that he/she
executed the foregoing instrument for the purposes therein contained.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

						__________________________
						Notary Public
						My Commission Expires:__________